Semiannual Report

Corporate Income Fund

November 30, 2001

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights     1

  Portfolio Manager                                                       2

  Interest Rates 2

  Economic Environm                                                       3

  Performance                                                             3

  Strategy                                                                5

  Outlook                                                                 5

Performance Comparison   7

Financial Highlights     8

Statement of Net Assets  9

Statement of Operations  20

Statement of Changes in Net Assets 21

Notes to Financial Statements 22

Annual Meeting Results   27



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Highlights
--------------------------------------------------------------------------------

o The U.S. economy came to a near standstill following the September terrorist attacks, contributing to a plunge in interest rates that led to strong returns for bonds.

o Your fund posted solid results for the six- and 12-month periods that were behind the benchmark index but ahead of the average for similar funds.

o Investment-grade companies remain firmly committed to strengthening their balance sheets despite weak profitability.

o Low interest rates and government stimulus should set the stage for a recovery in 2002, providing a positive backdrop for investors in medium- and lower-quality corporate bonds.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/01   6 Months  12 Months
--------------------------------------------------------------------------------

Corporate Income Fund                      4.85%                  12.54%

Lehman Brothers Baa
U.S. Credit Index                          5.40                   12.73

Lipper Corporate Debt
BBB Funds Average                          4.35                   10.31


Price and Yield
5/31/01                                                        11/30/01

Price Per Share                          $ 9.31                 $  9.43

Dividends Per Share

  For 6 Months                             0.33                    0.33

  For 12 Months                            0.67                    0.66

30-Day Dividend Yield *                    7.15%                   6.71%

30-Day Standardized

Yield to Maturity                          7.14                    6.44


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

During the past six months, the U.S. and global economies were extremely volatile. Just as it appeared the U.S. economy might be nearing a bottom, the terrorist attacks of September 11 spooked financial markets worldwide, and the Federal Reserve continued to lower key short-term interest rates. In this environment, investment-grade corporate bonds turned in another round of impressive performance, resulting in solid returns for your fund.

INTEREST RATES

                                    Lehman Bros                 10-Year

11/30/00                                    7.9                    5.56

                                           7.82                     5.1

02/01                                      7.65                    5.11

                                           7.63                    4.89

                                           7.61                    4.92

05/01                                      7.67                    5.34

                                           7.62                    5.38

                                            7.6                    5.41

08/01                                      7.43                    5.05

                                           7.39                    4.83

                                           7.49                    4.59

11/30/01                                    7.3                    4.23

                                           7.38                    4.75



     The period ended November 30 was extra-ordinarily favorable for corporate bonds, as interest rates continued to decline and risk premiums (the difference in yield between corporate and Treasury bonds) for investment-grade corporate bonds rose only slightly. For the past 12 months, medium-quality corporate bonds, including triple-B and split-rated bonds (those rated BBB and BB by different rating agencies), outperformed higher-quality corporate securities.

     During the past six months, the Treasury yield curve continued to steepen, as yields on short securities fell further than yields on longer-term Treasuries. The 30-year Treasury yield declined from 5.75% six months ago to 5.29% at the end of November, while the rate on two-year Treasury notes fell from 4.18% to 2.84%. For the year, the pattern was similar.

     At the beginning of December 2000, the average yield on the Lehman Brothers Baa U.S. Credit Index was 1.90 percentage points higher than the yield on a comparable Treasury security, and for triple-B corporate bonds the yield difference was 2.65 percentage points. By the end of May, the risk premiums had declined to 1.49 and 2.12, respectively. However, after September 11, risk premiums on all corporate bonds skyrocketed. By the end of October, the risk premiums had expanded again to 1.90 and 2.68. Since then, these risk premiums have returned to pre-attack levels, and the tone of the credit market has improved substantially.


ECONOMIC ENVIRONMENT

     Private-sector capital investment came to a complete standstill after September 11, and prospects for an upturn in corporate profitability have most likely been delayed until later in 2002. In response to the rapid decline in economic growth, the Federal Reserve continued to lower its target federal funds rate, from 4% to 2% over the past six months. In one of the more aggressive central bank actions since the Russian crisis in 1998, the Fed lowered its target rate by 1.5 percentage points between September 17 and November 6. While the tragic events of September unnerved global financial markets, the sizable doses of monetary and fiscal stimulus should help ensure stronger economic activity in 2002. The private-sector response to a continuing fall in demand has been deeper cuts in capital spending and labor, but this will probably accelerate the process of balance sheet restructuring and further reduce excess global capacity, two of the necessary ingredients for a sustainable return to economic expansion.


PERFORMANCE

Quality Diversification
--------------------------------------------------------------------------------

A Rated
and Above     BBB Rated     BB Rated      B Rated        Other

        31           50           13            5            1

Your fund posted solid results for the six- and 12-month periods ended November 30, 2001. Results were behind the Lehman Brothers Baa U.S. Credit Index but substantially exceeded the Lipper peer group average, particularly over the full year. The fund's net asset value rose from $9.31 at the end of May to $9.43 at the end of November, while dividends added another $0.33. For the 12-month period, net asset value rose $0.44 and dividends provided an additional $0.66 of return.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended  5/31/01   11/30/01
--------------------------------------------------------------------------------

Weighted Average Maturity                  11.8                    11.5

Weighted Average Effective

Duration (years)                            6.0                     6.3

Weighted Average Quality *                 BBB+                    BBB+

* Based on T. Rowe Price research.


     The fund's holdings of high-yield bonds (18% of net assets on November 30) hurt performance slightly versus the Lehman index during the six-month period but were a positive factor for the year. More important, investors today are more willing to accept the risks associated with high-yield bonds, since they view the current yields as sufficient compensation. At the end of November, the fund held 5% of its net assets in convertible bonds and high-yield equities, both of which were well diversified by sector and issuer. Over the past six months, these holdings have trailed the performance of the fund's benchmark. However, with the sudden spike in interest rates at the end of November, which coincided with an upturn in equity prices, our portfolio of convertibles provided a nice offset to the sharp decline in bond prices.


Top 5 Sectors
--------------------------------------------------------------------------------

                                     Percent of              Percent of
                                     Net Assets              Net Assets
                                        5/31/01                11/30/01
--------------------------------------------------------------------------------

Banking                                      11%                     11%

Electric Utilities                            6                      10

Telecommunications                           11                       9

Equity and Convertible Sec                    5                       5

Savings and Loan                              5                       4

* See notes at end of financial statements.


     Our airline and gaming, lodging, and leisure sector securities came under pressure as Americans curtailed travel plans after the attacks.
     Nonetheless, our portfolio companies are well positioned in their respective industries, and we believe the prices of these securities will recover as geopolitical risks subside and signs appear that the economy has turned the corner. Aside from these few pockets of underperformance, the bulk of the portfolio did quite well relative to the benchmarks, leading to solid returns in both periods.

     We were fortunate to have avoided many of the high-profile credit blowups that hit the investment-grade corporate sector, including Enron and Providian Financial.


STRATEGY

     We maintained a longer duration relative to the benchmark over the past six months. (Duration is a measure of interest rate risk. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.) We also upgraded the fund's credit quality by maintaining its holdings in Treasury and agency bonds and increasing its exposure to higher-quality corporate bonds. As stock prices plunged after September 11, we added to existing convertible positions, including Juniper Networks, CIENA, Mediaone, Crescent Real Estate, and Equity Office Properties. We eliminated Liberty Media due to price appreciation and Global Crossing on credit concerns.

     Our strategy, as always, rests on fundamental credit analysis of the companies and sectors we invest in, which enables us to buy higher-yielding bonds with stable-to-improving credit outlooks. We are also focused on leveraging all of T. Rowe Price's commitment to investment research, including our equity and international resources, in an effort to add incremental value and sector diversification to the portfolio.


OUTLOOK

     New business investment will probably remain lackluster through the first half of 2002. However, the Federal Reserve's aggressive response to the sluggish economy, combined with corporate balance sheet strengthening and improved access to capital markets, should set the stage for a recovery in 2002 and an improving profile for corporate credit. We believe this establishes a very positive backdrop for investors in medium-quality corporate bonds, one in which triple-B and split-rated bonds could continue to produce attractive returns.

     We also believe risk premiums on corporate bonds will continue to decline in relation to Treasury yields as signs become clearer that the economy is recovering, and we view today's risk/reward relationships in the corporate bond market as an attractive opportunity for fixed-income investors.

     Thank you for investing with T. Rowe Price.

     Respectfully submitted,

     Robert M. Rubino
     Chairman of the fund's Investment Advisory Committee

     December 21, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Corporate Income Fund
     ---------------------------------------------------------------------------

     10/31/95                  10.000              10.000              10.000

     11/30/96                  10.818              10.927              10.941

     11/30/97                  11.718              11.831              12.062

     11/30/98                  12.479              12.759              12.369

     11/30/99                  12.361              12.734              12.367

     11/30/00                  13.009              13.411              13.109

     11/30/01                  14.346              15.119              14.752

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods
     Ended                                                     Since   Inception
     11/30/01      1 Year      3 Years       5 Years       Inception        Date
     ---------------------------------------------------------------------------

     Corporate
     Income
     Fund         12.54%        6.05%         6.16%           6.60%    10/31/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

           6 Months       Year
              Ended      Ended
           11/30/01    5/31/01    5/31/00    5/31/99    5/31/98    5/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of
period              9.31       8.80       9.54      10.39       9.81       9.58

Investment activities

  Net investment
  income
  (loss)            0.33*      0.67*      0.68*      0.70*      0.75*      0.73*

  Net realized
  and unrealized
  gain (loss)       0.12       0.51      (0.74)     (0.83)      0.59       0.23

  Total from
  investment
  activities        0.45       1.18      (0.06)     (0.13)      1.34       0.96

Distributions
  Net investment
  income           (0.33)     (0.67)     (0.68)     (0.70)     (0.76)     (0.73)

  Net realized
  gain              --         --         --        (0.02)      --         --

  Total
  distribution     (0.33)     (0.67)     (0.68)     (0.72)     (0.76)     (0.73)


NET ASSET VALUE
End of
period          $   9.43   $   9.31   $   8.80   $   9.54   $  10.39   $   9.81

Ratios/Supplemental Data

Total
return(diamond)     4.85%*    13.86%*    (0.63%)*   (1.21%)* (13.96%)*   10.35%*

Ratio of total
expenses to
average
net assets          0.80%*!    0.80%*      0.80%*     0.80%*    0.80%*    0.80%*

Ratio of net investment
income (loss)
to average
net assets          6.88%*!    7.40%*      7.44%*     7.12%*     7.33%*   7.55%*

Portfolio
turnover
rate                 98.4%!    98.1%       90.9%     140.8%     146.0%   119.5%

Net assets,
end of period
(in thousands)  $ 71,997   $ 61,721   $ 43,725   $ 50,822   $ 42,829   $ 20,732


(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
                assuming reinvestment of all distributions.
        *       Excludes expenses in excess of a 0.80% voluntary expense
                limitation in effect through 5/31/03.
        !       Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited                                                   November 30, 2001

Statement of Net Assets                                    Par/Shares     Value
--------------------------------------------------------------------------------
                                                                In thousands

CORPORATE BONDS AND NOTES  86.8%

Aerospace & Defense  3.4%
Lockheed Martin, Sr. Notes,
8.20%, 12/1/09                              650                     737

Newport News Shipbuilding,
Sr. Notes, 8.625%, 12/1/06                  400                     424

Northrop Grumman,
Sr. Notes, 7.125%, 2/15/11                  900                     933

Raytheon, Sr. Notes,
8.20%, 3/1/06                               350                     384

                                                                  2,478

Airlines  1.0%
American Airlines, (Class B),
ETC, 8.608%, 4/1/11                         200                     211

Delta Air Lines,
Sr. Notes, 7.70%, 12/15/05                  550                     499

                                                                    710

Automobiles and Related  2.7%

DaimlerChrylser,
Sr. Notes, 7.75%, 1/18/11                   500                     523

Ford Motor,
Sr. Notes, 7.45%, 7/16/31                   725                     685

General Motors Acceptance Corp.,
Sr. Notes, 6.875%, 9/15/11                  775                     766

                                                                  1,974

Banking  10.7%

Banco Generale, Sr. Notes,
(144a), 7.70%, 8/1/02                       900                     910

Banco Santiago, Sr. Sub.
Notes, 7.00%, 7/18/07                   $   650                 $   657

Bancorp Hawaii Capital
Trust I, Jr. Sub. Notes

8.25%, 12/15/26                             475                     397

Bank of America, Sr. Sub.
Notes, 7.40%, 1/15/11                       500                     545

Bank of Hawaii, Sr.
Sub. Notes, 6.875%, 3/1/09                  350                     336

Capital One Bank
  Sr. Notes
     6.875%, 2/1/06                         150                     149

     8.25%, 6/15/05                         650                     674

Citigroup, Sr. Notes,
6.75%, 12/1/05                              500                     534

City National Bank California,
Sr. Sub. Notes,
6.75%, 9/1/11                               600                     597

Colonial Bank, Sr. Sub.
Notes, 9.375%, 6/1/11                       725                     774

First Massachusetts Bank,
Sr. Sub. Notes,
7.625%, 6/15/11                             230                     246

First Union, Sr. Sub.
Notes, 6.50%, 12/1/28                       350                     335

MBNA America Bank, Sr.
Sub. Notes, 6.75%, 3/15/08                  500                     486

Northern Trust, Sr. Sub.
Notes, 7.30%, 9/15/06                       500                     546

Old National Bank, Sr.
Notes, 6.75%, 10/15/11                      500                     492

                                                                  7,678

Beverages  1.2%

Coca-Cola Femsa, Sr.
Notes, 8.95%, 11/1/06                       385                     420
Panamerican Beverages,
Sr. Notes, 7.25%, 7/1/09                    500                     479

                                                                    899

Broadcasting  0.4%

Chancellor Media
  Sr. Notes,
  8.00%, 11/1/08                        $   200                 $   211

  Sr. Sub. Notes,
  8.125%, 12/15/07                           50                      52

                                                                    263

Building and Real Estate  0.2%
Lennar, (Series B), Sr.
Notes, 9.95%, 5/1/10                        150                     164

                                                                    164

Cable Operators  3.1%

Charter Communications, Sr.
Notes, 11.125%, 1/15/11                     250                     269

Clear Channel Communications,
Sr. Notes, 7.65%, 9/15/10                   500                     517

Comcast Cable Communications,
Sr. Notes, 6.75%, 1/30/11                   950                     971

Lenfest Communications, Sr.
Sub. Notes,
10.50%, 6/15/06                             250                     292

Rogers Cablesystems, Sr.
Sub. Notes
11.00%, 12/1/15                             150                     170

                                                                  2,219

Conglomerates  0.8%

Hutchison Whampoa Finance, Sr.
Notes, (144a),
7.45%, 8/1/17                               600                     601

                                                                    601

Container  0.4%

Ball, Sr. Notes,
7.75%, 8/1/06                               300                     318

                                                                    318

Department Stores  0.2%

May Department Stores, Sr.
Notes, 7.60%, 6/1/25                        150                     162

                                                                    162

Diversified Chemicals  1.1%

Potash, Sr. Notes,
7.75%, 5/31/11                              450                     485

Sealed Air, Sr.
Notes, (144a),
8.75%, 7/1/08                               275                     279

                                                                    764


Drugs  1.0%

Bristol Myers Squibb, Sr.
Notes, 5.75%, 10/1/11                       700                     708

                                                                    708

Electric Utilities  9.9%

Arizona Public Service, Sr.
Notes, 6.375%,
10/15/11                                    500                     494

Detroit Edison,
6.125%, 10/1/10                             700                     700

Edison Mission Energy, Sr.
Notes, 10.00%, 8/15/08                      400                     434

Energy East, Sr.
Notes, 5.75%, 11/15/06                      400                     391

Exelon Generation,
Sr. Notes,
(144a), 6.95%,                              510                     528

First Energy, (Series C), Sr.
Notes, 7.375%,
11/15/31                                    600                     583

Korea Electric Power, Sr.
Notes, 7.00%, 10/1/02                   $   500                 $   514

Niagara Mohawk Power, Sr.
Notes, 7.75%, 10/1/08                       700                     746

PG&E National Energy, Sr.
Notes, 10.375%, 5/16/11                     625                     703

Progress Energy, Sr.
Notes, 7.10%, 3/1/11                        450                     477

PSEG Energy, Sr.
Notes, 8.50%, 6/15/11                       450                     460

Sempra Energy
  Sr. Notes
     6.80%, 7/1/04                          300                     310

     6.95%, 12/1/05                         400                     410

Utilicorp United, Sr.
Notes, 7.95%, 2/1/11                        375                     400

                                                                  7,150

Electronic Components  0.7%

Arrow Electronics, Sr.
Notes, 8.20%, 10/1/03                       450                     468

                                                                    468

Energy  2.3%

Amerigas Partners, Sr.
Notes, (144a),
10.00%, 4/15/06                             250                     266

Offshore Logistics, Sr.
Sub. Notes, (144a),
7.875%, 1/15/08                             100                      94

PDVSA Finance, Sr.
Notes, 6.80%, 11/15/08                      500                     455

Pride Petroleum, Sr.
Notes, 9.375%, 5/1/07                       200                     212

YPF Sociedad Anonima, Sr.
Notes, 10.00%, 11/2/28                      625                     612

                                                                  1,639

Entertainment and Leisure  1.9%

Carnival Cruise Lines, Sr.
Notes, 7.05%, 5/15/05                       325                     331

Premier Parks, Sr.
Notes, 9.75%, 6/15/07                       100                     103

Royal Caribbean Cruises, Sr.
Notes, 8.75%, 2/2/11                        400                     340

Viacom, Sr. Notes,
7.875%, 7/30/30                             500                     567

                                                                  1,341

Finance and Credit  1.4%

International Lease Finance, Sr.

Notes, 5.75%, 10/15/06                      600                     602


PHH, MTN, 8.125%, 2/3/03                    375                     389

                                                                    991

Food Processing  0.7%

Kraft Foods, Sr.
Notes, 5.625%, 11/1/11                      500                     494


                                                                    494

Food & Tobacco  1.9%

Philip Morris, Sr.
Notes, 7.00%, 7/15/05                       600                     633

RJR Tobacco Holdings, Sr.
Notes, 7.375%, 5/15/03                      700                     730

                                                                  1,363

Foreign Government and Municipalities  1.6%

Petroleos Mexicanos, Sr.
Notes, 9.25%, 3/30/18                   $   300                 $   310

United Mexican States, Sr.
Notes, 9.875%, 2/1/10                       775                     858

                                                                  1,168

Gaming  1.3%
Ameristar Casinos, Sr.
Notes, 10.75%, 2/15/09                      125                     138

Harrah's Entertainment, Sr.
Sub Notes, 7.875%,
12/15/05                                    250                     262

International Game Technology, Sr.
Notes, 8.375%, 5/15/09                      250                     265

Park Place Entertainment, Sr. Sub.
Notes, 7.875%, 12/15/05                     250                     252

                                                                    917

Gas & Gas Transmission  0.6%
PG&E Gas Transmission, Sr.
Notes, 7.10%, 6/1/05                         70                      69

Williams Companies, Sr.
Notes, 7.125%, 9/1/11                       385                     391

                                                                    460

Healthcare Services  0.2%

Davita, Sr. Sub.
Notes, 9.25%, 4/15/11                       150                     159

                                                                    159

Insurance  2.7%

AFLAC, Sr. Notes,
6.50%, 4/15/09                              400                     406

Fairfax Financial
  Sr. Notes

     7.75%, 12/15/03                        200                     182

     8.25%, 10/1/15                         400                     247

MIC Financing Trust I, Capital Trust, Jr.
Sub. Notes, 8.375%,
2/1/27 Paragraph                            700                     713

Sun Life of Canada U.S. Capital Trust I
     Jr. Sub. Notes, (144a),
     8.526%, 5/29/49                        400                     411

                                                                  1,959

Investment Dealers  2.7%

Goldman Sachs, Sr.
Notes, 6.875%, 1/15/11                      550                     575

Lehman Brothers, Sr.
Notes, 7.875%, 8/15/10                      750                     819

Morgan Stanley Dean Witter, Sr.
Notes, 6.75%, 4/15/11                       500                     521

                                                                  1,915

Lodging  0.1%

Courtyard by Marriott II, Sr.
Notes, 10.75%, 2/1/08                        50                      51

                                                                     51

Long Distance  1.5%
AT&T, Sr. Notes, (144a),

8.00%, 11/15/31                             500                     507


Sprint Capital, Sr. Notes,
7.625%, 1/30/11                             550                     584


                                                                  1,091

Manufacturing  0.1%

Terex, (Series B), Sr. Sub.
Notes, 10.375%, 4/1/11                  $   100                 $   103

                                                                    103

Media and Communications  2.9%

AOL Time Warner, Sr.
Notes, 7.625%, 4/15/31                      550                     587

News America, Sr.
Notes, 6.75%, 1/9/10                      1,000                     983

Time Warner, Sr.
Notes, 6.875%, 6/15/18                      500                     485

                                                                  2,055

Metals and Mining  0.9%

P&L Coal, Sr. Notes,
8.875%, 5/15/08                             184                     197

Phelps Dodge, Sr.
Notes, 8.75%, 6/1/11                        500                     483

                                                                    680

Miscellaneous Consumer Products  0.5%

Eastman Kodak, Sr. Notes,
6.375%, 6/15/06                             205                     203

Jostens, Sr. Sub. Notes, 1
2.75%, 5/1/10                               175                     194

                                                                    397

Paper and Paper Products  3.3%

Bowater, Sr. Notes,
9.375%, 12/15/21                            500                     539

Celulosa Arauco Y Constitucion, Sr.
Notes, 7.50%, 9/15/17                       735                     650

International Paper, Sr.
Notes, 6.875%, 4/15/29                      400                     379

Packaging Corp. of America, Sr. Sub.
Notes, 9.625%, 4/1/09                       250                     275

Weyerhaeuser, Sr. Notes,
(144a), 5.95%, 11/1/08                      550                     542

                                                                  2,385

Petroleum  1.1%

PEMEX Project Funding Master Trust

  Sr. Notes, (144a),
  6.50%, 2/1/05                             750                     763

                                                                    763

Railroads  2.1%

CSX, Sr. Notes,
7.95%, 5/1/27                               840                     923

Union Pacific, Sr.
Notes, 6.65%, 1/15/11                       600                     612

                                                                  1,535

Real Estate  1.5%

Regency Centers, REIT, Sr.
Notes, 7.40%, 4/1/04                        500                     527

Simon Property, REIT, Sr.
Notes, 7.375%, 1/20/06                      525                     544

                                                                  1,071

Retail  1.2%

Federated Department Stores, Sr.
Notes, 7.00%, 2/15/28                       600                     566

JC Penney, Sr. Notes,
7.375%, 8/15/08                             300                     297

                                                                    863

Savings and Loan  4.5%

BankUnited Capital Trust, Jr. Sub.
Notes, 10.25%, 12/31/26                 $   700                 $   637

Dime Capital Trust I, Jr. Sub.
Notes, 9.33%, 5/6/27                        775                     839

Golden State Holdings, Sr.
Notes, 7.00%, 8/1/03                      1,025                   1,048

Golden West Financial, Sr.
Notes, 5.50%, 8/8/06                        300                     304

Greenpoint Bank, Sr. Sub.
Notes, 9.25%, 10/1/10                       350                     379

                                                                  3,207

Services  1.1%

Coinmach, Sr. Notes,
11.75%, 11/15/05                            250                     258

Intertek Finance, Sr.
Notes, 10.25%, 11/1/06                       50                      49

Waste Management, Sr.
Notes, 6.50%, 11/15/08                      500                     499

                                                                    806

Specialty Chemicals  1.2%

American Pacific, Sr.
Notes, 9.25%, 3/1/05                        175                     174

Octel Development, Sr.
Notes, 10.00%, 5/1/06                       200                     216

Union Carbide, Sr.
Notes, 6.70%, 4/1/09                        450                     473

                                                                    863

Supermarkets  1.8%

Delhaize America, Sr.
Notes, (144a), 8.125%,
4/15/11                                     700                     775

Kroger, Sr. Notes,
8.05%, 2/1/10                               500                     556

                                                                  1,331

Telephones  4.2%

Ameritech Capital Funding, Sr.
Notes, 6.55%, 1/15/28                       400                     396

BellSouth Telecommunications, Sr.
Notes, 6.375%, 6/1/28                       700                     674

British Telecommunications, Sr.
Notes, 8.125%, 12/15/10                     675                     757

France Telecom, Sr.
Notes, (144a), 8.50%
3/1/31                                      700                     807

Qwest Capital Funding, Sr.
Notes, 7.75%, 2/15/31                       400                     397

                                                                  3,031

Textiles and Apparel  0.1%

Dan River, Sr. Sub. Notes,
10.125%, 12/15/03                           100                      45

                                                                     45

Transportation (excluding Railroads)  0.7%

Allied, Sr. Notes, 8.625%,
10/1/07                                     100                      35

TravelCenters of America, Sr. Sub.
Notes, 12.75%, 5/1/09                       200                     210

Westinghouse Air Brake, Sr.
Notes, 9.375%, 6/15/05                      250                     252

                                                                    497

Transportation Services  0.9%

Amerco, Sr. Notes, 8.80%,
2/4/05                                      400                     401

ERAC USA Finance, Sr.
Notes, (144a), 8.00%,
1/15/11                                     225                     232

                                                                    633

Wireless Communications  1.0%

Dobson Communications, Sr.
Notes, 10.875%, 7/1/10                  $   100                 $   108

Rogers Cantel
  Sr. Notes
     9.375%, 6/1/08                         125                     130

     9.75%, 6/1/16                          125                     124

Triton PCS, Sr. Sub. Notes
     (144a), 8.75%,
     11/15/11                                50                      51

     STEP, 11.00%, 5/1/08                    50                      46

VoiceStream Wireless, Sr.
Notes, 10.375%, 11/15/09                    200                     229

                                                                    688

Wireline Communications  2.0%

Telefonica Europe, Sr.
Notes, 7.75%, 9/15/10                       285                     309

WorldCom, Sr. Notes,
8.25%, 5/15/31                            1,117                   1,146

                                                                  1,455

Total Corporate Bonds and Notes
(Cost  $60,746)                         x                        62,512


ASSET-BACKED SECURITIES  3.3%

Airlines  2.5%

Atlas Air
     9.702%, 1/2/10                         340                     348

  ETC, 8.77%, 1/2/11                        409                     376

Continental Airlines
     7.568%, 12/1/06                        320                     227

     8.312%, 4/2/11                         387                     331

Delta Airlines, 7.299%,
9/18/06                                     275                     268

US Airways, 8.93%, 4/15/08                  351                     241

                                                                  1,791

Foreign Government Backed  0.8%

Republic of Brazil, FRN,
3.188%, 4/15/06                             270                     233

Russian Federation,
5.00%, 3/31/30                              650                     349

                                                                    582

Total Asset-Backed Securities
(Cost  $2,679)                                                    2,373


U.S. GOVERNMENT OBLIGATIONS  1.9%

U.S. Treasury Obligations  1.9%

U.S. Treasury Bonds,
5.375%, 2/15/31                         $   400                 $   406

U.S. Treasury Notes
     5.00%, 8/15/11                         550                     561

     5.75%, 11/15/05                        350                     374

Total U.S. Government
Obligations (Cost  $1,312)                                        1,341


EQUITY AND CONVERTIBLE SECURITIES  5.4%

Building and Real Estate  0.8%

Crescent Real Estate Equities,
 REIT, Cv. Pfd., (Series A)
     6.75%, 12/31/49                          7                     124

Equity Office Properties, Cv. Pfd.,
 (Series B), 5.25%,
  2/15/08                                     3                     117

Reckson Associates Realty,
 REIT, Cv. Pfd., (Series A)
     7.625%, 12/31/49                        16                     369

                                                                    610

Computer Service & Software  0.4%

Juniper Networks, Cv. Pfd.,
     4.75%, 3/15/07                         425                     313

                                                                    313

Electric Utilities  0.2%
Potomac Electric Power,
  Common Stock                                5                      97

Scottish Power ADR,
Common Stock                                  1                      23

                                                                    120

Electronic Components  0.5%

Analog Devices, Cv. Pfd.,
     4.75%, 10/1/05                         225                     215

LSI Logic, Sr. Sub. Notes,
     4.00%, 2/15/05                          35                      30

Morgan Stanley Dean Witter, Cv. Pfd., (Series Xilinx)
     9.00%, 12/30/02                         11                      92

                                                                    337

Financial Services  0.2%

Morgan Stanley Dean Witter, Cv. Pfd.
     (Series Yahoo), 8.00%,
     10/30/02                                15                      77

     (Series JDS Uniphase), 10.00%,
     6/28/02                                 20                      75


                                                                    152

Media and Communications  1.0%

Mediaone Group, Cv. Pfd.,
     7.00%, 11/15/02                         26                     713

                                                                    713

Miscellaneous  0.0%
Morgan Stanley Dean Witter, Cv. Pfd., (Series Nokia)
     8.00%, 2/28/03                           6                      30

Safelite Glass (Class A),
  Warrants *u                                 2                       0

Safelite Glass (Class B),
  Warrants *u                                 1                       0


Safelite Glass (Class B),
  Common Stock *u                             1                       0

Safelite Reality,
  Common Stock *u                             0                       0

TravelCenters of America,
  Warrants*                                   1                       6

                                                                     36

Miscellaneous Business Services  0.6%

Waste Management, Cv. Sr. Sub.
  Notes, 4.00%, 2/1/02                      410                     412

                                                                    412

Paper and Paper Products  0.2%

International Paper Capital Trust,
  Cv. Pfd., 5.25%, 7/20/25                    4                     167

                                                                    167

Railroads  0.3%

Union Pacific Capital Trust,
Cv. Pfd., 6.25%,
  4/1/28                                      4                     190

                                                                    190

Telecommunications Equipment  1.2%

CIENA, Cv. Sr. Notes,
  3.75%, 2/1/08                             600                     391

Corning, Cv. Deb. Zero Coupon,
  11/8/05                                   555                     295

ONI Systems, Cv. Pfd., 5.00%,
  10/15/05                                  262                     187

                                                                    873

Total Equity and Convertible
Securities (Cost $4,024)                                          3,923


OPTIONS PURCHASED  0.2%

Cienna, Put, 1/18/03
     @ $20.00 *                               2                      16

JDS Uniphase, Put, 6/10/02
     @ $10.00 *                               2                       5

Juniper Networks, Put, 1/18/03
     @ $22.50 *                               3                      17

Nokia, Put, 1/18/03
     @ $25.00 *                               1                       6

Vodafone, Put
     1/18/03 @ $20.00 *                       1                       2

     1/18/03 @ $25.00 *                      12                      49

Xilinx, Put, 1/18/03
     @ $35.00 *                               2                      19

Yahoo, Put, 1/18/03
  @ $12.50 *                                  1                       3

Total Options Purchased (Cost $141)                                 117


OPTIONS WRITTEN  (0.2%)
JDS Uniphase, Call, 6/10/02
  @ $10.00 *                                 (2)                     (5)

Nokia, Call, 1/18/03
  @ $25.00 *                                 (1)                     (5)

Vodafone, Call
     1/18/03 @ $20.00 *                      (1)                     (8)

     1/18/03 @ $25.00 *                     (12)                    (58)

Xilinx, Call, 1/18/03
  @ $35.00 *                                 (2)                    (22)

Yahoo, Call, 1/18/03
  @ $12.50 *                                 (1)                     (6)

Total Options Written (Cost $(97))                                 (104)


MONEY MARKET FUNDS  0.8%

T. Rowe Price Reserve
Investment Fund, 2.70% #                    564                     564

Total Money Market Funds
 (Cost $564)                                                        564

Total Investments in Securities
98.2% of Net Assets
(Cost $69,369)                                                  $70,726


Other Assets
Less Liabilities                                                  1,271

NET ASSETS                                                      $71,997
                                                                -------

Net Assets Consist of:
Undistributed net
investment income (loss)                                        $   188

Undistributed net
realized gain (loss)                                             (4,990)

Net unrealized gain (loss)                                        1,357

Paid-in-capital
 applicable to
 7,631,768 shares
 of $0.0001 par
 value capital stock
 outstanding;
 1,000,000,000 shares
 authorized                                                      75,542

NET ASSETS                                                      $71,997
                                                                -------

NET ASSET VALUE PER SHARE                                       $  9.43
                                                                -------

        #    Seven-day yield
        *    Non-income producing
Paragraph    Private Placement
        u    Security valued by the Fund's Board of Directors
     144a    Security was purchased pursuant to Rule 144a under the Securities
             Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 9.4% of net assets
     ADR     American Depository Receipts
     ETC     Equipment Trust Certificate
     FRN     Floating-Rate Note
     MTN     Medium Term Note
     REIT    Real Estate Investment Trust
     STEP    Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                   6 Months
                                                                      Ended
                                                                   11/30/01

  Investment Income (Loss)
  Income
     Interest                                                         2,488


     Dividend                                                            80

     Other                                                                3

     Total income                                                     2,571

  Expenses
     Investment management                                              100

     Shareholder servicing                                               61

     Custody and accounting                                              59

     Registration                                                        17

     Prospectus and shareholder reports                                  16

     Legal and audit                                                      6

     Directors                                                            5

     Proxy and annual meeting                                             1

     Miscellaneous                                                        2

     Total expenses                                                     267

  Net investment income (loss)                                        2,304

  Realized and Unrealized
  Gain (Loss)

  Net realized gain (loss)
  Securities                                                             23

  Futures                                                                 4

  Written options                                                        (5)

  Net realized gain (loss)                                               22

  Change in net unrealized gain (loss)

     Securities                                                         788

     Written options                                                     (7)

     Change in net
     unrealized gain (loss)                                             781

  Net realized and
  unrealized gain (loss)                                                803


  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                            $ 3,107


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

                                       6 Months                    Year
                                          Ended                   Ended
                                       11/30/01                 5/31/01

  Increase (Decrease) in Net Assets
  Operations
     Net investment
     income (loss)                        2,304                   3,833

     Net realized
     gain (loss)                             22                    (164)

     Change in
     net unrealized
     gain (loss)                            781                   2,848

     Increase (decrease)
     in net assets
     from operations                      3,107                   6,517

  Distributions to shareholders
  Net investment income                  (2,293)                 (3,814)

  Capital share transactions *
     Shares sold                         18,224                  30,273

     Distributions
     reinvested                           1,624                   2,504

     Shares redeemed                    (10,386)                (17,484)

     Increase (decrease)
     in net assets from
     capital share
     transactions                         9,462                  15,293

     Net Assets
     Increase (decrease)
     during period                       10,276                  17,996

     Beginning of period                 61,721                  43,725

     End of period                     $ 71,997                $ 61,721

  *Share information
     Shares sold                          1,939                   3,289

     Distributions
     reinvested                             173                     273

     Shares redeemed                     (1,107)                 (1,903)

     Increase (decrease) in
     shares outstanding                   1,005                   1,659


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund

Unaudited      November 30, 2001

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts

     Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. For the six months ended November 30, 2001, the effect of this change was to increase net investment income by $3,000 and decrease net realized gain/loss on securities by $3,000. This change had no effect on the fund's net assets or total return.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At November 30, 2001, approximately 18% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts During the six months ended November 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended November 30, 2001, were as follows:
--------------------------------------------------------------------------------

     Number of
     Contracts                                                 Premiums

     Outstanding at
     beginning of period                   --                   $  --

     Written                                210                 103,000

     Exercised                             --                      --

     Expired                               --                      --

     Closed                                 (16)                 (6,000)

     Outstanding at
     end of period                          194                 $97,000


     OtherPurchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $31,347,000 and $21,577,000, respectively, for the six months ended November 30, 2001. Purchases and sales of U.S. government securities aggregated $9,838,000 and $10,457,000, respectively, for the six months ended November 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the fund had $5,761,000 of capital loss carryforwards, $815,000 of which expires in 2007, $2,984,000 in 2008, and $1,962,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $69,369,000. Net unrealized gain aggregated $1,357,000 at period-end, of which $2,533,000 related to appreciated investments and $1,176,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $17,000 was payable at November 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through May 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 1, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $58,000 of management fees were not accrued by the fund for the six months ended November 30, 2001. At November 30, 2001, unaccrued fees in the amount of $239,000 remain subject to reimbursement by the fund through May 31, 2003, and $58,000 through May 31, 2005.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $92,000 for the six months ended November 30, 2001, of which $17,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2001, totaled $23,000 and are reflected as interest income in the accompanying Statement of Operations.


Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Corporate Income Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:            4,216,055.488
Withhold:                  64,576.709
Total:                  4,280,632.197

William T. Reynolds
Affirmative:            4,208,219.218
Withhold:                  72,412.979
Total:                  4,280,632.197

Calvin W. Burnett
Affirmative:            4,217,301.658
Withhold:                  63,330.539
Total:                  4,280,632.197

Anthony W. Deering
Affirmative:            4,221,505.626
Withhold:                  59,126.571
Total:                  4,280,632.197

Donald W. Dick, Jr.
Affirmative:            4,221,505.626
Withhold:                  59,126.571
Total:                  4,280,632.197

David K. Fagin
Affirmative:            4,221,812.698
Withhold:                  58,819.499
Total:                  4,280,632.197

F. Pierce Linaweaver
Affirmative:            4,221,616.044
Withhold:                  59,016.153
Total:                  4,280,632.197

Hanne M. Merriman
Affirmative:            4,221,505.626
Withhold:                  59,126.571
Total:                  4,280,632.197

John G. Schreiber
Affirmative:            4,221,505.626
Withhold:                  59,126.571
Total:                  4,280,632.197

Hubert D. Vos
Affirmative:            4,221,616,044
Withhold:                  59,016.153
Total:                  4,280,632.197

Paul M. Wythes
Affirmative:            4,221,812.698
Withhold:                  58,819.499
Total:                  4,280,632.197

James S. Riepe
Affirmative:            4,215,736.177
Withhold:                  64,896.020
Total:                  4,280,632.197

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual  Retirement  Accounts  (IRAs)
     No-Load  Variable  Annuities
     Small Business Retirement Plans



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

 * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed  to  new investors.

 ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                  F03-051  11/30/01